Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G, including all amendments thereto. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 4th day of October, 2022.

ABX FINANCECO INC.

By:	/s/ Michael McCarthy
	Name:	Michael McCarthy
	Title:	Director

BARRICK GOLD CORPORATION

By:	/s/ Dana Stringer
	Name:	Dana Stringer
	Title:	Vice President, Corporate Secretary and Associate General Counsel

By:	/s/ Leo van Wyk
	Name:	Leo van Wyk
	Title:	Treasurer

BARRICK GOLD EXPLORATION INC.

By:	/s/ Michael McCarthy
	Name:	Michael McCarthy
	Title:	Director

BARRICK GOLD FINANCE INC.

By:	/s/ Dennis Cisco
	Name:	Dennis Cisco
	Title:	Chief Financial Officer and Director

By:	/s/ Georgious Joannou
	Name:	Georgious Joannou
	Title:	Director

BARRICK GOLD U.S. INC.

By:	/s/ Michael McCarthy
	Name:	Michael McCarthy
	Title:	Director

BARRICK GOLDSTRIKE MINES INC.

By:	/s/ Michael McCarthy
	Name:	Michael McCarthy
	Title:	Director

BARRICK NEVADA HOLDING LLC

By:	/s/ Michael McCarthy
	Name:	Michael McCarthy
	Title:	Vice President

BARRICK NORTH AMERICA HOLDING CORPORATION

By:	/s/ Christine Keener
	Name:	Christine Keener
	Title:	President and Chief Executive Officer

By:	/s/ Dana Stringer
	Name:	Dana Stringer
	Title:	Secretary

BARRICK TURQUOISE RIDGE INC.

By:	/s/ Michael McCarthy
	Name:	Michael McCarthy
	Title:	Director

NEVADA GOLD MINES LLC

By:	/s/ Hiliary Wilson
	Name:	Hiliary Wilson
	Title:	Secretary